UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 8, 2007


                              CAMDEN PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


             TEXAS                        1-12110             76-6088377
(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
  incorporation or organization)                         Identification Number)



             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 354-2500

                                 Not applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

           On February 8, 2007, Camden Property Trust (the "Company") issued a press release announcing its consolidated financial results for the quarter and full year ended December 31, 2006. This press release refers to supplemental financial information available on the Company's website. Copies of the press release and the supplemental information are furnished as Exhibits 99.1 and 99.2, respectively, to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits.

           (c)    Exhibits.

99.1     Press Release issued by Camden Property Trust dated February 8, 2007.
99.2     Supplemental Financial Information dated February 8, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 8, 2007



                           CAMDEN PROPERTY TRUST



                           By:    /s/ Dennis M. Steen
                                  --------------------------------------------
                                  Dennis M. Steen
                                  Senior Vice President -
                                  Finance, Chief Financial Officer and Secretary